SCHEDULE 14A INFORMATION

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TCW CONVERTIBLE SECURITIES FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TCW CONVERTIBLE SECURITIES FUND, INC.

865 South Figueroa Street

Los Angeles, California 90017

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Wednesday, July 16, 2003

Notice is hereby given that the annual meeting of shareholders of TCW Convertible Securities Fund, Inc. (the “Fund”) will be held at The Los Angeles Marriott Downtown Hotel, 333 South Figueroa Street, Los Angeles, California 90071, Wednesday, July 16, 2003 at 3:00 P.M., Pacific Daylight Time, to consider and vote on the following matters:

1.	Election of eight directors to hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified;

2.	Ratification of the selection of Deloitte & Touche, LLP as independent auditors for the Fund; and

3.	Such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

May 30, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting, and only holders of Common Stock of record at the close of business on that date will be entitled to vote. To assure your representation at the meeting, please mark, sign and date your proxy card and return it in the envelope provided after reading the accompanying proxy statement.

By Order of the Board of Directors

PHILIP K. HOLL

Secretary

June 4, 2003

It is requested that you promptly execute the enclosed proxy and return it in the enclosed envelope thus enabling the Fund to avoid unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

TCW CONVERTIBLE SECURITIES FUND, INC.

865 South Figueroa Street

Los Angeles, California 90017

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of TCW Convertible Securities Fund, Inc. (the “Fund”) in connection with the annual meeting of shareholders to be held on Wednesday, July 16, 2003 at 3:00 P.M., Pacific Daylight Time. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a later proxy, by voting in person, or by letter to the Secretary of the Fund. However, attendance at the meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the shares represented thereby will be voted in accordance with specifications thereon. Proxy solicitation will be principally by mail but may also be by telephone or personal interview conducted by officers and regular employees of TCW Investment Management Company, the Fund’s investment adviser (the “Adviser”) or The Bank of New York, the Fund’s transfer agent. The cost of solicitation of proxies will be borne by the Fund, which will reimburse banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy material to beneficial owners of shares of the Fund. This Proxy Statement, Notice of Annual Meeting and proxy card are first being mailed to shareholders on or about June 9, 2003.

The Fund’s Common Stock is the only class of outstanding voting securities of the Fund. The record date for determining shareholders entitled to notice of, and to vote at, the meeting has been fixed at the close of business on May 30, 2003, and each shareholder of record at that time is entitled to cast one vote for each share of Common Stock registered in his or her name. At May 30, 2003, 50,985,279 shares of Common Stock were outstanding and entitled to be voted. The Fund’s Common Stock does not have cumulative voting rights. At May 30, 2003, as far as known to the Fund, no person owned beneficially more than 5% of the outstanding Common Stock of the Fund.

1. ELECTION OF THE BOARD OF DIRECTORS

At the meeting, eight directors are to be elected to serve until the next annual meeting of shareholders or until their successors have been duly elected and qualified. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the eight nominees named below. The following schedule sets forth certain information regarding each nominee for election as director. The address of each individual, unless otherwise noted, is c/o TCW Investment Management Company, 865 South Figueroa Street, 18th Floor, Los Angeles, CA 90017.

Independent Directors

Name, Address, Age and Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships held by Director
Samuel P. Bell (66)* 333 South Hope Street Suite 2660 Los Angeles, CA. 90071 Director	Term: Until 2003. Served since 2002.	President, Los Angeles Business Advisors since 1996. Previously Mr. Bell served as the Area Managing Partner of Ernst & Young for the Pacific Southwest Area.	27	Apex Mortgage Capital Inc. (real estate investment trust), Point 360 (post production services), TCW Galileo Funds, Inc. (mutual fund), TCW Premier Funds (mutual fund).

Richard W. Call (78) Director	Term: Until 2003. Served since 1987.	Private Investor. Former President of The Seaver Institute (a private foundation).	27	TCW Galileo Funds, Inc. (mutual fund), TCW Premier Funds (mutual fund).

Matthew K. Fong (49) Strategic Advisory Group 13191 Crossroad Parkway North City of Industry, CA 91746	Term: Until 2003. Served since 2001.	President, Strategic Advisory Group, Of Counsel Sheppard, Mullin, Richter & Hamilton since 1999. From 1995 to 1998, Mr. Fong served as Treasurer of the State of California.	27

ESS Technology, Inc., Anfi Inc. (title insurance), Viata Inc. (home entertainment products), Metropolitan West Intrinsic Value Equity and International Value Equity Funds (mutual fund), TCW Galileo Funds, Inc. (mutual fund), TCW Premier Funds (mutual fund).

Name, Address, Age and Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships held by Director

John A. Gavin (72) Director	Term: Until 2003. Served since 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	27	Apex Mortgage Capital Inc. (real estate investment trust), Causeway Capital, TCW Galileo Funds, Inc. (mutual fund), Hotchkis and Wiley Funds (mutual fund), TCW Premier Funds (mutual fund).

Patrick C. Haden (50) 300 South Grand Avenue Los Angeles, CA 90071 Director	Term: Until 2003. Served since 2001.	General Partner, Riordan, Lewis & Haden (private equity firm).	27

Elkay Plastics Co., Inc., Financial Pacific Insurance Group, Inc., Indy Mac Mortgage Holdings (mortgage banking), Tetra Tech, Inc. (environmental consulting), Bradshaw International, Inc. (housewares), TCW Galileo Funds, Inc. (mutual fund), TCW Premier Funds (mutual fund).

Charles A. Parker (68) Director	Term: Until 2003. Served since 1988.	Private Investor.	27

Horace Mann Educators Corp., trustee the Burridge Center for Research in Security Prices (University of Colorado), Amerindo Funds (mutual fund), TCW Galileo Funds, Inc. (mutual fund), TCW Premier Funds (mutual fund).

* Mr. Bell has served as President of Los Angeles Business Advisors, a not-for-profit corporation pursuant to section 501(c)(6) of the Internal Revenue Code of 1986, as amended, since September 1996. Mr. Robert A. Day, Chairman of The TCW Group, Inc., the immediate parent company of the Adviser, has been a director of Los Angeles Business Advisors since January 2000.

Interested Directors*

Name, Address, Age and Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships held by Director
Ernest O. Ellison (72) Chairman	Term: Until 2003. Served since 1987.	Private Investor, Vice Chairman, Trust Company of the West and The TCW Group, Inc.	1	The TCW Group, Inc.
Robert G. Sims (72) Director	Term: Until 2003. Served since 1991.	Private Investor.	1	The TCW Group, Inc.

*	Directors who are or may be deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Act”). Mr. Ellison is an officer of the Fund and a shareholder and director of The TCW Group, Inc., parent corporation of the Adviser. Mr. Sims is a director of The TCW Group, Inc.

Equity Ownership of Directors

The following table sets forth the equity ownership of the directors in the Fund as of March 31, 2003. The code for the dollar range of equity securities owned by the directors is: (a) $1 to $10,000; (b) $10,001—$50,000; (c) $50,001—$100,000; and (d) over $100,000.

Name of Director	Dollar Range of Equity Securities In the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Samuel P. Bell	None	None
Richard W. Call	(c)	(c)
Matthew K. Fong	None	None
John A. Gavin	None	None
Patrick C. Haden	None	None
Charles A. Parker	(b)	(b)

Interested Directors
Ernest O. Ellison	(c)	(c)
Robert G. Sims	(b)	(b)

All nominees have consented to being named in this Proxy Statement and have indicated their intention to serve if elected. Should any nominee for director withdraw or otherwise become unavailable for reasons not presently known, it is intended that the proxy holders will vote for the election of such other person or persons as the Board of Directors may designate.

The Board of Directors has not designated a nominating committee of the Board. Each Independent Director is a member of the Audit Committee. The Audit Committee pre-approves all professional services provided by the independent auditors and reviews with such auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the Act. The Audit Committee oversees the Fund’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The Audit Committee also reviews compliance with the Fund’s Code of Ethics by the executive officers, Directors and investment personnel of the Adviser. The Audit Committee held two meetings during the last fiscal year.

The Fund’s Board of Directors has adopted an Audit Committee Charter, a copy of which was filed with the proxy statement relating to the Fund’s 2001 annual meeting. The Audit Committee has received written disclosures and the letter required by Independence Standards Board No. 1 from the Fund’s independent public accountant, and has discussed with the Fund’s independent public accountant its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and the Fund’s independent public accountant, and discussed certain matters with the Fund’s independent public accountant addressed by Statements on Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2002.

During 2002, the Board of Directors held four meetings. Each nominee then in office attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) if a member of the Audit Committee, the total number of meetings held by such Committee.

The Fund pays each Independent Director an annual fee of $7,500 plus a per meeting fee of $750 for meetings of the Board of Directors or Committees of the Board of Directors attended by the Director. The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are employed by the Adviser or an affiliated company thereof receive no compensation nor expense reimbursement from the Fund.

The following table illustrates the compensation paid to the Fund’s Independent Directors for the calendar year ended December 31, 2002 by the Fund and the aggregate compensation paid to the Fund’s Independent Directors by the Fund, TCW Galileo Funds, Inc. and TCW Premier Funds for the same period (except for Mr. Parker who did not become a member of the Board of Directors of TCW Galileo Funds, Inc. and the Board of Trustees of TCW Premier Funds until 2003). The compensation paid by TCW Galileo Funds, Inc. and TCW Premier Funds is included solely because the Adviser also serves as investment adviser to those funds. The Independent Directors do not receive any pension or retirement benefits from the Fund, TCW Galileo Funds, Inc. or TCW Premier Funds. The Interested Directors are omitted from this table because they receive no compensation from the Fund, TCW Galileo Funds, Inc. or TCW Premier Funds.

Name of Independent Director	Aggregate Compensation from the Fund	Aggregate Cash Compensation from the TCW Galileo Funds, Inc., TCW Premier Funds and the Fund

Samuel P. Bell	$2,625	$16,375

Richard W. Call	11,250	55,250

Matthew K. Fong	10,500	55,000

John A. Gavin	10,500	55,000

Patrick C. Haden	10,500	55,000

Charles A. Parker	10,500	10,500

The following information relates to the executive officers of the Fund who are not directors of the Fund. The business address of each is 865 South Figueroa Street, Los Angeles, California 90017. Several of such officers own common stock of The TCW Group, Inc., the parent corporation of the Adviser.

Name and Position with the Fund	Principal Occupation During Past Five Years	Age	Officer Since
Alvin R. Albe, Jr. President and Chief Executive Officer	Executive Vice President and director, Trust Company of the West and TCW Asset Management Company; President and director, the Adviser; President and Chief Executive Officer, TCW Galileo Funds, Inc. and TCW Premier Funds; Executive Vice President, The TCW Group, Inc.	49	1998

Mohan Kapoor Senior Vice President	Senior Vice President, Trust Company of the West and the Adviser.	35	2003

Thomas E. Larkin, Jr. Senior Vice President	Vice Chairman, The TCW Group, Inc., Trust Company of West, TCW Asset Management Company and the Adviser; Vice Chairman of TCW Galileo Funds, Inc. and TCW Premier Funds.	63	1989

Hilary G. D. Lord Senior Vice President and Assistant Secretary	Managing Director, Chief Compliance Officer and Assistant Secretary, Trust Company of the West, TCW Asset Management Company, and the Adviser; Assistant Secretary, TCW Galileo Funds, Inc. and TCW Premier Funds.	46	1988

Thomas D. Lyon Senior Vice President	Managing Director, Trust Company of the West, TCW Asset Management Company and the Adviser.	44	1998

Michael E. Cahill General Counsel and Assistant Secretary	Managing Director, General Counsel and Secretary, Trust Company of the West, TCW Asset Management Company, the Adviser and The TCW Group, Inc.; Secretary of Apex Mortgage Capital, Inc.	52	1992

Philip K. Holl Secretary and Associate General Counsel	Senior Vice President, Associate General Counsel and Assistant Secretary, Trust Company of the West, TCW Asset Management Company and the Adviser; Secretary and Associate General Counsel, TCW Galileo Funds, Inc. and TCW Premier Funds; Assistant Secretary, Apex Mortgage Capital, Inc.	53	1994

David S. DeVito Treasurer and Chief Financial Officer	Managing Director and Chief Financial Officer, Trust Company of the West, TCW Asset Management Company and the Adviser; Treasurer and Chief Financial Officer, TCW Galileo Funds, Inc. and TCW Premier Funds; Controller and Chief Financial Officer, Apex Mortgage Capital, Inc.	40	2001

The Fund’s Board of Directors, including the Independent Directors, recommends that shareholders vote “For” the nominees under Proposal 1. Unmarked proxies will be so voted.

2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

Shareholders are requested to ratify the selection by the Board of Directors (including a majority of directors who are not interested persons of the Fund as that term is defined in the Act) of the firm of Deloitte & Touche LLP (“Deloitte”) as independent auditors for the Fund for the fiscal year ending December 31, 2003. The engagement of such independent auditors is conditioned upon the right of the Fund, by vote of a majority of its outstanding voting securities, to terminate such employment forthwith without any penalty. Representatives of Deloitte are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to any appropriate questions from shareholders.

Audit Fees. The aggregate fees paid to Deloitte in connection with the annual audit of the Fund for the fiscal year ended December 31, 2002 was $34,650.

Financial Information Systems Design and Implementation Fees. During the fiscal year ended December 31, 2002, Deloitte did not provide services relating to the design or implementation, and did not directly or indirectly operate or supervise the operation, of financial information systems of the Fund, the Adviser and entities controlling, controlled by or under common control with the Adviser that provide services to the Fund.

All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by Deloitte to the Fund, the Adviser, and entities controlling, controlled by or under common control with the Adviser that provide services to the Fund was $5,510 for the fiscal year ended December 31, 2002.

The Audit Committee of the Board of Directors has considered the nature of the non-audit services rendered by Deloitte and does not consider them incompatible with Deloitte’s independence.

The Fund’s Board of Directors, including the Independent Directors, recommends that shareholders vote “For” ratification of the independent auditors as provided under Proposal 2. Unmarked proxies will be so voted.

3. OTHER MATTERS

The proxy holders have no present intention of bringing before the meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor has the management of the Fund any such intention. Neither the proxy holders nor the management of the Fund is aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

VOTING AND OTHER INFORMATION

Voting Requirements

For purposes of this Annual Meeting of Shareholders, a quorum is present to transact business if the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy. The shares represented by a proxy that is properly executed and returned will be considered to be present at the meeting even if the proxy is accompanied by instructions to withhold authority (“non-votes”) or is marked with an abstention. Assuming a quorum is present, the following rules will apply to each item contained in this Proxy Statement:

(a)	Item 1-Election of Directors. The affirmative votes of a plurality of the votes cast at the meeting are required to elect each of the directors.
(b)	Item 2-Selection of Independent Auditors. The approval of a majority of the votes cast at the meeting is required for the ratification of the selection of independent auditors.

Based on the Fund’s interpretation of Maryland law, it is the policy of the Fund that abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining the “votes cast” on an issue. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposals 1 and 2. Pursuant to the rules and policies of the New York Stock Exchange (the “Exchange”), members of the Exchange may vote on the proposals to be considered at the meeting without instructions from the beneficial owners of the Fund’s shares. Shares represented by improperly marked proxy cards will be treated as abstentions.

Other Information

Investment Adviser:	TCW Investment Management Company, 865 South Figueroa Street, Los Angeles, California 90017.

Administrator:	Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116.

Shareholder Proposals

The Fund holds annual meetings of shareholders. A shareholder’s proposal intended to be presented at the Fund’s 2004 Annual Meeting of Shareholders must be received by February 4, 2004, in order to be included in the Fund’s proxy statement and form of proxy relating to the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the 2004 Annual Meeting of Shareholders without including the proposal in the Fund’s proxy statement must notify the Secretary of the Fund in writing of such proposal by May 16, 2004. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the 2004 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

Adjournment

In the event the necessary quorum to transaction business at the meeting is not obtained by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of the adjournment.

By Order of the Board of Directors

PHILIP K. HOLL

Secretary

June 4, 2003

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

A copy of the Fund’s Annual Report for the year ended December 31, 2002 is available without charge upon request by writing the Fund at 865 South Figueroa Street, Los Angeles, California 90017 or telephoning it at 1-877-829-4768.

TCW Convertible Securities Fund, Inc.

P R O X Y

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS for use at an Annual Meeting of Shareholders to be held at The Los Angeles Marriott Downtown Hotel, 333 South Figueroa Street, Los Angeles, California 90071, on Wednesday, July 16, 2003, at 3:00 P.M., Pacific Daylight Time.

The undersigned hereby appoints Alvin R. Albe, Jr., Ernest O. Ellison and Philip K. Holl and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments thereof, all shares of common stock of TCW Convertible Securities Fund, Inc. held of record by the undersigned on the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion.

Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of the directors named in Proposal 1 and FOR Proposal 2.

(Continued and to be signed and dated on the other side.)

TCW CONVERTIBLE SECURITIES FUND, INC.

P.O. BOX 11459

NEW YORK, N.Y. 10203-0459

(1) Election of Directors	FOR all nominees listed below ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐	*EXCEPTIONS ☐

Nominees: Ernest O. Ellison, Samuel P. Bell, Richard W. Call, Matthew K. Fong, John A. Gavin, Patrick C. Haden, Charles A. Parker, Robert G. Sims

(Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions

(2)	Proposal to ratify the selection of Deloitte & Touche LLP as the Fund’s Independent auditors.

FOR ☐                 AGAINST ☐                 ABSTAIN ☐

(3)	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Change	of Address and/or Comments Mark Here ☐

Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged. Important: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator guardian or corporate officer, please give your full title.

Dated             , 2003

Sign here exactly as name(s) appear(s) on left

Votes must be indicated (X) in Black or Blue ink.    ☒

Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.